LETTERHEAD OF MUTUAL OF OMAHA COMPANIES




August 20, 1999


Dear Policy Owner;

We are pleased to provide you with semiannual financial reports from the fund companies that are available for you to invest in under your Ultra Variable Life universal life insurance policy.

The reports detail the present financial condition and overall performances of all the various fund families, so we encourage you to review yours carefully. This information along with the advice of your registered representative will help you plan future asset allocations as your needs and lifestyle change.

The following eight fund companies offer subaccounts in the Ultra Variable Life universal life insurance policy:

o       Fred Alger Management
o       Federated Investors
o       Fidelity Investments
o       Massachusetts Financial Services (MFS)
o       Morgan Stanley Dean Witter Universal Funds, Inc.
o       Scudder Kemper Investments, Inc.
o       T. Rowe Price
o       Pioneer

If you wish to make additional investments, simply contact your registered representative. And if you have any questions concerning your policy, please call our Variable Product Services at 1-800-238-9354.

Again, thank you for choosing United of Omaha Life Insurance Company. It is a pleasure to serve you.

Sincerely,



/s/ Christine Buggy
First Vice President, Life and Annuity Marketing
United of Omaha Life Insurance Company



Variable Life issued by: United Of Omaha Life Insurance Company. Distributed through: Mutual of Omaha Investor Service, Inc., Mutual of Omaha Plaza, Omaha, NE 68175

The following documents accompanied this letter to policyowners and are hereby incorporated by reference:

1. The semiannual report of The Alger American Fund dated June 30, 1999, that was filed with the Securities and Exchange Commission (the "Commission") on August 20, 1999 (File No. 811-05550).

2. The semiannual reports of the Federated Fund for U.S. Government Securities II and the Federated Prime Money Fund II, dated June 30, 1999, respectively, that were filed with the Commission on August 20, 1999 (File No. 811-08042).

3. The semiannual reports of the Variable Insurance Products Fund and the Variable Insurance Products Fund II, dated June 30, 1999, respectively, that were filed with the Commission on August 27, 1999 (File No. 811-05511).

4. The semiannual reports of MFS Capital Opportunities Series, MFS Research Series, MFS Global Governments Series and MFS Emerging Growth Series, dated June 30, 1999, respectively, that were filed with the Commission on August 9, 1999 (File No. 811-08326).

5. The semiannual report of MFS High Income Series, dated June 30, 1999, that was filed with the Commission on August 10, 1999 (File No. 811-08326).

6. The semiannual report of Morgan Stanley Dean Witter Universal Funds, Inc. dated June 30, 1999, that was filed with the Commission on September 2, 1999 (File No. 811-07607).

7. The semiannual report of the Scudder Variable Life Investment Fund dated June 30, 1999, that was filed with the Commission on August 17, 1999 (File No. 811-04257).

8. The semiannual report of T. Rowe Price Equity Income Portfolio, dated June 30, 1999, that was filed with the Commission on August 13, 1999 (File No. 811-07143).

9. The semiannual reports of T. Rowe Price New America Growth Portfolio and Personal Strategy Balanced Portfolio, dated June 30, 1999, respectively, that were filed with the Commission on August 16, 1999 (File No. 811-07143).

10. The semiannual report of T. Rowe Price Limited Term Bond Portfolio dated June 30, 1999 that was filed with the Commission on August 13, 1999 (File No. 811-07153).


11. The semiannual report of Pioneer Variable Contracts Trust dated June 30, 1999, that was filed with the Commission on September 1, 1999 (File No. 811-08786).